Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, Howard A. Willard III and W. Hildebrandt Surgner, Jr., or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued or previously issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the U.S. Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 26th day of August, 2011.

/s/ Elizabeth E. Bailey
Elizabeth E. Bailey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, Howard A. Willard III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued or previously issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the U.S. Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of August, 2011.

/s/ Gerald L. Baliles
Gerald L. Baliles

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, Howard A. Willard III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued or previously issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the U.S. Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of August, 2011.

/s/ John T. Casteen III
John T. Casteen III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, Howard A. Willard III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued or previously issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the U.S. Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of August, 2011.

/s/ Dinyar S. Devitre
Dinyar S. Devitre

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, Howard A. Willard III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued or previously issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the U.S. Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of August, 2011.

/s/ Thomas F. Farrell II
Thomas F. Farrell II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, Howard A. Willard III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued or previously issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the U.S. Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of August, 2011.

/s/ Thomas W. Jones
Thomas W. Jones

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, Howard A. Willard III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued or previously issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the U.S. Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of October, 2011.

/s/ W. Leo Kiely III
W. Leo Kiely III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, Howard A. Willard III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued or previously issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the U.S. Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of August, 2011.

/s/ George Muñoz
George Muñoz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, Howard A. Willard III and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued or previously issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the U.S. Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of August, 2011.

/s/ Nabil Y. Sakkab
Nabil Y. Sakkab